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                         EQUIPMENT PURCHASE AGREEMENT

     THIS EQUIPMENT PURCHASE AGREEMENT (the "AGREEMENT") is executed as of the date set forth below by and between INPUT/OUTPUT, INC., a Delaware corporation, and its wholly-owned subsidiary, GLOBAL CHARTER CORPORATION, a Delaware corporation (together, "SELLER") and MITCHAM INDUSTRIES, INC., a Texas corporation ("BUYER").

                                   RECITALS:

A. Seller is primarily engaged in the business of manufacturing and selling seismic data acquisition equipment and related products, and additionally has been engaged in the business of leasing its equipment to its customers under lease/purchase agreements.

B. Buyer is primarily engaged in the business of leasing seismic equipment, including equipment and products manufactured by Seller, to its customers.

C. Seller has agreed to sell to Buyer, and Buyer has agreed to purchase from Seller, certain equipment and products owned by Seller that comprises a substantial portion of Seller's inventory held for rental to customers more particularly described in SCHEDULE 1 attached hereto (the "RENTAL INVENTORY").

D. Certain of the Rental Inventory (the "LEASED INVENTORY") is subject to certain leases and rental agreements (the "LEASES"), which Leased Inventory and Leases are more particularly described on SCHEDULE 2 attached hereto, and Seller has agreed to assign the Leases to Buyer.

E. As additional consideration for the purchase and sale of the Rental Inventory, Seller and Buyer have agreed to enter into a Preferred Supplier Agreement ("SUPPLIER AGREEMENT") pursuant to which Buyer will commit to purchase certain amounts of Products (defined therein) manufactured by Seller over the term of the Supplier Agreement and Seller will agree to give certain preferred pricing to Buyer in the form of discounts and credits. The parties have agreed to the basic terms and conditions of the Supplier Agreement as set forth on EXHIBIT A attached hereto (the "SUMMARY OF TERMS"), which will be memorialized in a definitive Supplier Agreement to be executed by the parties after the Effective Date.

     NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer hereby agree as follows:

     1. DEFINED TERMS. As used in this Agreement, the following terms shall have the meanings set forth below:

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     "ADDITIONAL INVENTORY" means the equipment and products owned by Seller and leased to customers pursuant to the Additional Leases, as set forth on
SCHEDULE 3 attached hereto.

     "ADDITIONAL LEASES" means those rental and lease/purchase agreements between Seller and various customers for the rental of Additional Inventory, as described in SCHEDULE 3 attached hereto.

     "ASSIGNMENT" means the Assignment of Leases in the form attached hereto as EXHIBIT B.

     "BILL OF SALE" means the Bill of Sale in the form attached hereto as EXHIBIT C.

     "EFFECTIVE DATE" means May 29, 1998.

     "EQUIPMENT" means, collectively, the Rental Inventory and the Additional Inventory.

     "LEASED INVENTORY" means that portion of the Rental Inventory that is leased to customers pursuant to the Leases, and described in SCHEDULE 3 attached hereto.

     "LEASES" means those rental and lease/purchase agreements between Seller and various customers for the rental of Leased Inventory, as described in
SCHEDULE 3 attached hereto.

     "RENTAL INVENTORY" means the equipment and products of Seller described in SCHEDULE 1 attached hereto.

     "RENTAL FLEET" means, collectively, the Rental Inventory and the Leases, and following the Second Closing Date, if any, the Additional Inventory and the Additional Leases.

     "SECOND CLOSING DATE" has the meaning given that term in SECTION 4.

     "SUMMARY OF TERMS" means the basic terms and conditions that have been agreed by Buyer and Seller to be contained in the Supplier Agreement and which are attached hereto as EXHIBIT A.

     "SUPPLIER AGREEMENT" means the Preferred Supplier Agreement to be entered into by Buyer and Seller after the Effective Date, which shall incorporate the terms and conditions (among other terms) set forth in the Summary of Terms.

     2. SALE OF RENTAL INVENTORY. On the Effective Date, Seller shall sell to Buyer and Buyer shall purchase from Seller, the Rental Inventory. The purchase price for the Rental Inventory shall be $15,000,000. In addition, on the Effective Date, Seller shall assign the Leases to Buyer.

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     3.   CLOSING.  The closing of the transactions contemplated herein
("CLOSING") shall take place at the offices of Seller's counsel, or at such other place as may be agreed by the parties, on the Effective Date. At the
Closing:

          (a)  Buyer shall deliver to Seller:

               (i) the sum of $2,250,000 (being 15% of the purchase price for the Rental Inventory), in cash or immediately available funds, and the remainder of the purchase price for the Rental Equipment shall be due and payable to Seller in cash or immediately available funds immediately upon completion of the definitive form of the Supplier Agreement.

               (ii) an executed counterpart of the Assignment, executed by Buyer.

          (b)  Seller shall deliver to Buyer:

               (i) the Rental Inventory (other than the Leased Inventory); provided, however, that certain items of Rental Inventory are in transit to Seller from customers, and Seller will deliver those items of Rental Inventory to Buyer promptly following receipt thereof;

               (ii) the Bill of Sale executed by Seller with respect to the Rental Inventory.

               (iii) an executed counterpart of the Assignment executed by Seller; and

               (iv) the original of all Leases that are in Seller's possession, and if the original of such Leases are not in Seller's possession, a copy of those Leases.

     4. SALE OF ADDITIONAL LEASED INVENTORY. Seller and Buyer acknowledge and agree that: (a) the Leased Inventory does not constitute all of the equipment and products owned by Seller that are leased to Seller's customers,
(b) certain other equipment and products constituting the Additional Inventory have been leased by Seller to certain customers pursuant to the Additional Leases, and (c) due to incomplete documentation with respect to the Additional Inventory, Seller is not in a position to deliver and assign the Additional Leases on the Effective Date. Seller intends to have the documentation with respect to the Additional Inventory and Additional Leases completed and assembled within fifteen (15) days after the Effective Date. Seller hereby grants to Buyer the right and option to purchase the Additional Equipment and the Additional Leases on or before the date that is thirty (30) days after the Effective Date (the "SECOND CLOSING DATE"). If Buyer elects to exercise its option and purchase the Additional Inventory prior to the Second Closing Date, Seller and Buyer shall execute and deliver (i) an Assignment of Leases with respect to the Additional Leases in substantially the same form as the Assignment and (ii) a Bill of Sale with respect to the Additional Inventory in substantially the

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same form as the Bill of Sale.  The purchase price for the Additional
Inventory shall be determined by agreement of the parties.

     5. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby represents and warrants to Buyer as follows:

          (a) Seller is authorized to executed and deliver this Agreement and to perform its obligations hereunder.

          (b) Seller is the owner of the Rental Inventory and the Additional Inventory, and is the lessor under the Leases and the Additional Leases.

     6. REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGMENTS OF BUYER. Buyer hereby represents, warrants and acknowledges to Seller as follows:

          (a) Buyer is authorized to executed and deliver this Agreement and to perform its obligations hereunder.

          (b) Except for the limited warranties set forth in SECTION 8 below, Buyer hereby acknowledges that Buyer is purchasing the Rental Fleet, and those assets and property shall be conveyed and transferred to Buyer, "AS IS, WHERE IS, AND WITH ALL FAULTS" and specifically and expressly without any warranties, representations, or guarantees, either express or implied, of any kind, nature, or type whatsoever from or on behalf of Seller.
     SELLER HAS NOT, DOES NOT, AND WILL NOT WITH RESPECT TO THE RENTAL FLEET, MAKE ANY WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, INCLUDING, BUT IN NO WAY LIMITED TO, ANY WARRANTY OF CONDITION, MERCHANTABILITY, HABITABILITY, OR FITNESS FOR A PARTICULAR USE, OR WITH RESPECT TO THE VALUE, PROFITABILITY, OR MARKETABILITY OF THE RENTAL FLEET.

     7. PREFERRED SUPPLIER AGREEMENT. As consideration for the execution and consummation of this Agreement, Buyer and Seller have agreed to enter into a Supplier Agreement on the terms set forth in the Summary of Terms. Buyer and Seller acknowledge and agree that (a) the Summary of Terms contain the basic business terms that the parties have agreed upon, but that additional terms and conditions may be reasonably required by the respective parties and their counsel, and (b) they will negotiate the other terms of the Supplier Agreement in good faith and use reasonable efforts to have the definitive form of the Supplier Agreement signed by the parties by June 30, 1998. Seller agrees that the purchase price for the Equipment will count towards the Buyer's minimum annual purchase requirement for Year 1 under the Supplier Agreement.

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     8.   PRODUCT WARRANTIES.  The sale of the Rental Fleet is made without warranty of any kind, except as set forth in SECTION 5; and provided further that Seller will provide a limited 90-day warranty on the Rental Inventory and the Additional Inventory as provided in EXHIBIT D.

     9. TAXES. All sales, value added, use, excise and other taxes arising from the transaction are to be paid by Buyer. Buyer agrees to indemnify and hold Seller harmless from and against any liability for such sales, use, excise, or other taxes arising from the transactions contemplated by this Agreement.

     10. EXPORT RESTRICTIONS. Buyer agrees that it shall comply with any and all laws, regulations, orders, or other restrictions of the United States of America relating to the export and re-export of commodities and technical data which may be imposed from time to time. Buyer will not export or re-export, directly or indirectly any products or information with respect to the Equipment to any destination prohibited by such laws, regulations, orders or other restrictions without the prior authorization of the appropriate U.S. Government authorities. Buyer agrees that its obligations under this section shall survive Closing.

     11.  PROPRIETARY RIGHTS, LICENSE AND CONFIDENTIALITY.

          (a) Buyer acknowledges that the Equipment contains certain hardware components and software proprietary to Seller. Seller, for itself and its assignees, hereby grants to Buyer a non-exclusive, irrevocable license to use the software for the purpose of operating the Equipment. The license granted hereunder is for an undetermined period and shall survive the Closing.

          (b) Buyer acknowledges that any hardware and software proprietary to Seller are trade secrets and constitute a valuable asset of Seller. Buyer agrees that it shall exercise at least the same degree of care and discretion with respect to the hardware and software as it exercises in protecting its own confidential information; that it shall not disclose or otherwise make available, without the prior written consent of Seller, the hardware or software or any copies of it to any other person and that it shall not copy or reproduce the hardware or software. Buyer agrees that this provision shall survive the Closing.

          (c) Buyer further acknowledges that it shall not, without the prior written consent of Seller, divulge any information relating to the terms of this Agreement to any third party, except as to the extent required by law, and shall take all reasonable action to prevent its employees and all others, if any, involved in this Agreement from divulging such information to third parties.

     12. PRORATION OF RENTAL PAYMENTS. Rental payments under the Leases and the Additional Leases actually paid to and received by Seller for the month in which the Closing (or the Second Closing Date) occurs shall be prorated as of the Effective Date or the Second Closing Date, as appropriate. Buyer shall make a diligent attempt after the Closing to collect any rental payments delinquent at the time of the assignment of the Leases or Additional Leases in the usual

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course of business and shall remit Seller's portion of those collections to
Seller promptly after receipt by Buyer. Nothing in this subparagraph shall prohibit, limit or restrict Seller from collecting or attempting to collect directly from any lessee in any lawful manner after Closing any rents delinquent as of Closing.

     13. NOTICES. Any notice or delivery to be given hereunder by either party to the other may be effected by personal delivery in writing, certified mail, postage prepaid, mailgram or telegram, and shall be deemed communicated as of delivery, unless otherwise provided in this Agreement in accordance with this paragraph at the address set forth below:

     Seller:         Input/Output, Inc.
                     11104 West Airport, Suite 200
                     Stafford, Texas 77477
                     Attention: Gay Mayeux, Chief Financial Officer

     Buyer:          Mitcham Industries, Inc.
                     P.O. Box 1175
                     Huntsville, Texas 77342
                     Attention: Bill F. Mitcham, Jr.

     14.  MISCELLANEOUS PROVISIONS.

          (a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between Seller and Buyer with respect to the purchase and sale of the Equipment and no representation or statement not contained herein shall be binding upon Seller or Buyer as a warranty or otherwise, unless in writing and executed by the party to be bound thereby. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          (b) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas.

          (c) RISK OF LOSS. The sale of the Equipment (other than Leased Inventory and Additional Inventory) hereunder will be F.O.B. Seller's plant in Stafford, Texas, with Buyer being responsible for the cost of shipping and transporting the Equipment.

          (d) BINDING EFFECT. This Agreement is binding upon and inures to the benefit of Seller and Buyer and their respective successors and assigns.

          (e) FURTHER ACTS. In addition to the acts and deeds recited in this Agreement and contemplated to be performed, executed and/or delivered by Seller or Buyer, Seller and Buyer agree to perform, execute and/or deliver or cause to be performed, executed and/or delivered at the Closing or after the Closing any and all further acts, deeds and

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     assurances as are reasonably necessary to consummate the transactions contemplated hereby.

          (f) TIME OF THE ESSENCE. It is expressly agreed by Buyer and Seller that time is of the essence with respect to this Agreement.

          (g) ATTORNEY'S FEES. If either party hereto employs an attorney to enforce or defend its rights hereunder, the prevailing party shall be entitled to recover its reasonable attorney's fees.

          (h) MULTIPLE COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties to this Agreement may execute this Agreement by signing any of the counterparts.









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     EXECUTED as of May 29, 1998.

                                   INPUT/OUTPUT, INC., a Delaware corporation


                                   By:  /s/ DENNIS N. JORDHOY
                                       ----------------------------------------
                                        Dennis N. Jordhoy, Vice President-Sales


                                   GLOBAL CHARTER CORPORATION, a Delaware
                                   corporation


                                   By:  /s/ RONALD A. HARRIS
                                       ----------------------------------------
                                        Ronald A. Harris, President


                                   MITCHAM INDUSTRIES, INC., a Texas corporation

                                   By:  /s/ BILL F. MITCHAM
                                       ----------------------------------------
                                        Bill F. Mitcham, President and Chief
                                        Executive Officer




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